UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

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ENGlobal Corporation
(Exact name of registrant as specified in its charter)

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Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

(281) 878-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On June 29, 2023, ENGlobal Corporation (the “Company” or “ENGlobal”) amended Article Fourth of its Restated Articles of Incorporation to address an error and confirm the authority of the Company’s Board of Directors to issue “blank check” preferred stock following the approval thereof by the Company’s stockholders at the Company’s 2023 Annual Meeting of Shareholders. The amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Shareholders on June 29, 2023. The following proposals were submitted to the holders of the Company's common stock for a vote:

•	The election of five directors to the Board of Directors of ENGlobal.

•	The ratification of the appointment of Moss Adams, LLP as the independent auditors of ENGlobal for fiscal year 2023.

•	The approval to amend ENGlobal’s Restated Articles of Incorporation to effect, at the discretion of the Board of Directors, at a ratio of not less than one-for-two (1:2) and not greater than one-for-ten (1:10), a reverse split of ENGlobal’s common stock.

•	The approval to amend ENGlobal’s Restated Articles of Incorporation to address an error and confirm the authority of the Board of Directors to issue “blank check” preferred stock.

The results of such votes were as follows:

1. The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	23,644,082	70,918
Christopher D. Sorrells	23,159,816	555,184
Lloyd G. Kirchner	23,155,186	559,814
Kevin M. Palma	23,207,719	507,281
Margaret K. Lassarat	23,604,006	110,994

The number of broker non-votes for all directors was 748,574.

2. The following votes were cast in the ratification of the appointment of Moss Adams, LLP as the independent auditors of the Company for fiscal year 2023:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
24,372,228	66,117	25,229

3. The following votes were cast for the approval to amend ENGlobal’s Restated Articles of Incorporation to effect, at the discretion of the Board of Directors, at a ratio of not less than one-for-two (1:2) and not greater than one-for-ten (1:10), a reverse split of ENGlobal’s common stock:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Votes Broker Non-Votes
23,636,556	787,586	39,431	0

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4. The following votes were cast for the approval to amend ENGlobal’s Restated Articles of Incorporation to address an error and confirm the authority of the Board of Directors to issue “blank check” preferred stock:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Votes Broker Non-Votes
20,295,152	2,751,763	668,085	748,574

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 3.1	Amendment to Article Fourth of ENGlobal’s Restated Articles of Incorporation, filed June 29, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENGlobal Corporation

Dated: July 3, 2023	/s/ Darren W. Spriggs
Darren W. Spriggs Chief Financial Officer, Corporate Secretary and Treasurer

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